UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2011

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI		48170-2461
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On November 30, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Company has initiated a growth strategy designed to drive revenue growth and improve profitability. The Company is seeking to grow through a combination of organic growth while evaluating acquiring a synergistic technology-oriented business in a complementary non-automotive market segment.  The Company intends to engage an investment banker as part of the process to assist the Company in identifying and evaluating appropriate potential acquisition targets and to provide appropriate feedback on the Company’s strategic direction and associated plans.

On November 30, 2011, the Company sent a letter correspondence, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, to Lazarus Investment Partners LLLP.

Item 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS

C.           Exhibits.

Exhibit No.                                Description

99.1	Press Release dated November 30, 2011 announcing the Company’s growth strategy.

99.2	Letter correspondence dated November 30, 2011 to Lazarus Investment Partners LLLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: November 30, 2011	/s/ Harry T. Rittenour
By: Harry T. Rittenour
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                     Description

99.1	Press Release dated November 30, 2011 announcing the Company’s growth strategy.

99.2	Letter correspondence dated November 30, 2011 to Lazarus Investment Partners LLLP